               Section 240.14a-101  Schedule 14A.
          Information required in proxy statement.
                 Schedule 14A Information
   Proxy Statement Pursuant to Section 14(a) of the Securities
                      Exchange Act of 1934
                        (Amendment No.  )
Filed by the Registrant [X]
Filed by a party other than the Registrant [ ]
Check the appropriate box:
[ ]  Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section
     240.14a-12

                          EMTEC, INC.
 .................................................................
     (Name of Registrant as Specified In Its Charter)


 .................................................................
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):
[X]  No fee required
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1)
           and 0-11

     (1) Title of each class of securities to which transaction applies:


     ............................................................

     (2) Aggregate number of securities to which transaction applies:


     .......................................................

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):


     .......................................................

     (4) Proposed maximum aggregate value of transaction:


     .......................................................

     (5)  Total fee paid:


     .......................................................

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

          (1) Amount Previously Paid:


          .......................................................

          (2) Form, Schedule or Registration Statement No.:


          .......................................................

          (3) Filing Party:


          .......................................................

          (4) Date Filed:


          .......................................................

                                   EMTEC, INC.
                               817 East Gate Drive
                         Mount Laurel, New Jersey 08054

                               ------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                          TO BE HELD ON AUGUST 22, 2001

                               ------------------


Dear Stockholders,

         On Wednesday, August 22, 2001, Emtec, Inc. will hold its Annual Meeting of Stockholders at the Wyndham Hotel 1111 Route 73, Mount Laurel, New Jersey 08054. The meeting will begin at 10:00 a.m.

         At the meeting we will:

         o Elect one director to the Board of Directors for a three year term;

         o Elect one director to the Board of Directors for a one year term; and

         o Attend to any other business promptly brought before the meeting.

         All stockholders of record as of July 23, 2001 are entitled to vote at the annual meeting. Whether or not you plan to attend the annual meeting, please sign and date the enclosed proxy and promptly return it in the pre-addressed envelope provided for that purpose. Any stockholder may revoke his or her proxy at any time before the annual meeting by giving written notice to such effect, by submitting a subsequently dated proxy or by attending the annual meeting and voting in person.

                                                     ----------------------
                                                     Rosemary Howlett,
                                                     Secretary

Mount Laurel, New Jersey
July 27, 2001

                                TABLE OF CONTENTS


                                                                       Page
                                                                       ----
Questions and Answers....................................................1

Proposal You May Vote On, The............................................3

Stock Ownership..........................................................6

Executive Compensation...................................................8

Certain Relationships and Related Transactions...........................10

Performance Graph........................................................10

Independent Auditors.....................................................11

Stockholder Proposals for the 2002 Annual Meeting........................11

                              QUESTIONS AND ANSWERS

Q:     WHO IS SOLICITING MY VOTE?

A:     This proxy solicitation is being made and paid for by Emtec, Inc.

Q:     WHEN WAS THE PROXY STATEMENT MAILED TO STOCKHOLDERS?

A: This proxy statement was first mailed to stockholders on or about July 27, 2001.

Q:     WHAT MAY I VOTE ON?

A: The election of two nominees to serve on our Board of Directors, R.Frank Jerd for a three year term, and George F. Raymond for a one year term.

Q:     HOW DOES THE BOARD RECOMMEND I VOTE ON THIS PROPOSAL?

A:     The Board recommends a vote FOR each of the nominees.

Q:     WHO IS ENTITLED TO VOTE?

A:     Stockholders as of the close of business on July 23, 2001 (the Record
       Date) are entitled to vote at the Annual Meeting.


Q:     HOW DO I VOTE?

A: Sign and date each proxy card you receive and return it in the prepaid envelope. If you return your signed proxy card but do not mark the boxes showing how you wish to vote, your shares will be voted FOR the proposal. You have the right to revoke your proxy at any time before the meeting by:

       (1) notifying our Executive Vice President, Ronald A. Seitz, at our address shown above,
       (2) voting in person, or
       (3) returning a later-dated proxy card.

Q:     WHO WILL COUNT THE VOTE?

A:     Representatives of our transfer agent, Zions Bank, will count the votes.

Q:     IS MY VOTE CONFIDENTIAL?

A: Proxy cards, ballots and voting tabulations that identify individual stockholders are mailed or returned directly to Zions Bank, and handled in a manner that protects your voting privacy. Your vote will not be disclosed except (1) as needed to permit Zions Bank to tabulate and certify the vote, and (2) as required by law. Additionally, all comments written on the proxy card or elsewhere will be forwarded to management. Your identity will be kept confidential unless you ask that your name be disclosed.

Q:     HOW MANY SHARES CAN VOTE?

A. As of July 23, 2001, 7,080,498 shares of common stock were issued and outstanding. Every holder of common stock is entitled to one vote for each share held.

Q:     WHAT IS A QUORUM?

A: A "quorum" is a majority of the outstanding shares of common stock. They may be present at the meeting or represented by proxy. There must be a quorum for the meeting to be held. A proposal must receive more than 50% of the shares voting to be adopted. If you submit a properly executed proxy card, even if you abstain from voting, then you will be considered part of the quorum. An abstention has the same effect as a vote AGAINST a proposal. A WITHHELD vote will be counted for quorum purposes. However, a WITHHELD vote is not deemed present for purposes of determining whether shareholder approval has been obtained.

Q:     WHO CAN ATTEND THE ANNUAL MEETING:

A: All stockholders on July 23, 2001 can attend. If your shares are held through a broker and you'd like to attend, please bring a copy of your brokerage account statement or an omnibus proxy (which you can get from your broker), and we will permit you to attend the meeting.

Q:     HOW WILL VOTING ON ANY OTHER BUSINESS BE CONDUCTED?

A: We do not know of any business to be considered at the Annual Meeting other than the proposals described in this proxy statement. If any other business is presented at the Annual Meeting, your signed proxy card gives authority to John P. Howlett, our chairman, and Ronald A. Seitz, our executive vice president, to vote on such matters at their discretion.

Q:     WHO ARE THE LARGEST PRINCIPAL STOCKHOLDERS?

A: As of July 23, 2001, John P. Howlett owned 1,400,910 shares of Emtec (19.78%), Ronald A. Seitz owned 995,746 shares (13.74%), Tom Dresser and Richard Landon each owned 1,055,894 shares (14.15%) and Carla Seitz owned 782,707 shares(11.05%).

Q:     WHEN ARE THE SHAREHOLDER PROPOSALS FOR THE 2002 ANNUAL MEETING DUE?

A: All shareholder proposals to be considered for inclusion in next year's proxy statement must be submitted in writing to Ronald A. Seitz, our executive vice president, at the address shown above, prior to March 29 2002.

Q:     CAN A SHAREHOLDER NOMINATE SOMEONE TO BE A DIRECTOR OF THE COMPANY?

A: As a shareholder, you may recommend any person as a nominee for director by writing to our Chairman, John Howlett, at our address shown above. Recommendations must be received prior to March 29, 2002 for the 2002 Annual Meeting. They must be accompanied by the name, residence and business address of the nominating shareholder. They must include a representation that the shareholder is a record holder of our common stock or holds the stock through a broker. They must state the number of shares held. The recommendations must include a representation that the shareholder intends to appear in person or by proxy at the meeting of the stockholders to nominate the individual(s) if the nominations are to be made at a shareholder meeting. They must include information regarding each nominee that would be required to be included in a proxy statement. They must also include a description of any arrangement or understanding between and among the shareholder and each and every nominee. Finally, the recommendations must include the written consent of each nominee to serve as a director, if elected.


                          THE PROPOSAL YOU MAY VOTE ON


ELECTION OF DIRECTORS

         Our Board of Directors currently has four directors, divided into two classes. Three of the directors, class A directors, serve for a three-year term. One director, the class B director, serves for a one-year term. One current member of the Board of Directors, R. Frank Jerd, is a nominee for election this year for a term ending at the 2004 Annual Meeting. The Board of Directors has also nominated George F. Raymond to serve as a director for a one-year term ending at the 2002 Annual Meeting.

         Both Messrs. Jerd and Raymond have indicated that they will serve if elected. We do not anticipate that either of them will be unable to stand for election. If that occurred, the Board would designate a substitute. If a substitute were designated, proxies voting on the original director candidate would be cast for the substituted candidate.

Information about Nominees and other Directors

 Nominee for election to the Board of Directors for a three-year term expiring in 2004

R. Frank Jerd

                                                     Director since January 2001

R. Frank Jerd, age 59, was appointed a director of Emtec upon the consummation of the merger with Emtec-NJ. Mr. Jerd is, and has been, a securities analyst for Josepthal and Company in New York since 1994. From 1992 to 1993, he was chief executive officer of Benesys, Inc., a medca; software company He was also CEO of Gandalf Systems Corporation from 1993 to 1994. Mr. Jerd earned a Bachelor of Science Degree in Mathematics at Marshall University.


  Nominee for election to the Board of Directors for a one-year term expiring in 2002

         George F. Raymond

         George F. Raymond, age 62, was nominated by the board of directors as a candidate on June 21, 2001. In 1989, Mr. Raymond retired from active employment. Since his retirement, he has worked as a consultant to the information technology industry. In 1972, Mr. Raymond founded Automatic Business Centers Inc., a payroll process service company and served as its president until its sale to Automatic Data Processing in 1989. In 1965 he co-founded Computer Services Inc, a general-purpose data processing service company, which was purchased by Management Data Corp. in 1969. Mr. Raymond served as the president of Computer Services Inc. until 1972. Prior thereto, Mr. Raymond was a management consultant with Touche Ross & Co. from 1961 to 1965. Currently Mr. Raymond serves on the Board of directors of eight companies, four of which are publicly held.

Board Recommendation

         You may vote for or abstain from voting on this matter. Assuming a quorum is present, we need the affirmative vote of the holders of a majority of the shares of common stock present at the annual meeting (in person or by proxy) and entitled to vote for the election of directors. If you withhold your vote from one or more directors, it will have the effect of a vote against the director or directors that you indicate.

         YOUR BOARD UNANIMOUSLY RECOMMENDS A VOTE FOR BOTH OF THE NOMINEES.

Directors continuing in office -- terms expiring in 2003

         John P. Howlett, age 56, has served as our President and Chairman since January 17, 2001, the date upon which we completed a merger with Emtec, Inc., a private New Jersey corporation. Prior thereto and from 1997, he was President and from 1996, a director of Emtec-NJ. Mr. Howlett was the founder (in 1983) of Cranford, New Jersey-based Comprehensive Business Systems, Inc. (CBSI). CBSI primarily provided microcomputer systems, network integration, training, and data communications to mid-size and Fortune 1000 corporations. In October 1996, CBSI merged into Emtec-NJ. Prior to founding CBSI, Mr. Howlett was with the AT&T Long Lines Division for twelve years. He earned a Bachelor of Science degree in Electrical Engineering from Rose Hulman Institute of Technology in Terre

Haute, Indiana, and a Master of Business Administration degree from Fairleigh Dickinson University in New Jersey. A Vietnam veteran, Mr. Howlett served in the U.S. Army for four years.

         Ronald A. Seitz, age 53, has been our Executive Vice-President and a director since January 17, 2001 and Executive Vice President of Emtec-NJ since March, 1996. Prior to that he was the Chief Operating Officer of Emtec-NJ. He has been a director of Emtec-NJ since April, 1995. Mr. Seitz was the founder (in
1980) of Charleston, South Carolina-based Computer Source, Inc. (CSI). In April 1995, CSI merged with Landress Information Systems of Mt. Laurel, New Jersey to become Emtec-NJ. Prior to founding CSI, Mr. Seitz was employed for six years as an engineer with the U.S. government in Washington, DC. He graduated from North Carolina State University with a Bachelor of Science degree and from George Washington University with an MBA in computer science. Mr. Seitz also holds a DMD degree from the Dental School at the Medical University of South Carolina.

Corporate Governance

         Our business is managed under the direction of the Board of Directors. The Board delegates the conduct of business to the Company's senior management team.

         Our Board usually meets four times a year in regularly scheduled meetings. It may meet more often if necessary. The Board held five meetings in fiscal 2001. Each director attended all of the meetings. The Chairman usually determines the agenda for the meetings. Board members receive the agenda and supporting information in advance of the meetings. Board members may also raise other matters at the meetings.

         The Board of Directors has no audit committee or compensation committee. The Board of Directors as a whole makes all such determinations and any director who as is an "interested" party in a specific matter abstains from voting on such matter.

         In May, 2001, a nominating committee was appointed to select nominees for election as directors. Messrs. Seitz and Jerd are its current members.

Director Compensation

         Non-employee directors receive annual compensation of $10,000. Directors also receive stock options at the discretion of the Board. In February 2000, we granted to Frank Jerd options to purchase 15,000 shares of common stock. Such options have an exercise price of $1.00 per share and are immediately exercisable. Non-employee directors receive reimbursement of out-of-pocket expenses incurred for each board meeting or committee meeting attended.

                                 STOCK OWNERSHIP

Stock Ownership of Certain Beneficial Owners and Management

         The following table shows how much stock each of our directors and named executive officers owned as of July 23, 2001 and also how much stock was reportedly owned by entities owning 5% or more of our stock as of July 23, 2001. The table also includes vested option or warrant shares (as of July 23, 2001) that are exercisable within 60 days after that date.

Name and address of                   Amount and Nature of             Approximate
Beneficial Owner or                 Beneficial Ownership(2)           Percentage(2)
Identity of Group(1)                -----------------------           -------------
--------------------
John P. Howlett                           1,400,910                        19.78%

Ronald A. Seitz                             995,746(3)                     13.74%

Sam Bhatt                                    28,329                          .42%

R. Frank Jerd                                30,000                          .42%

James S. Fishkin                             15,000                          .21%

Tom Dresser                               1,029,774                        14.54%
3505 S. Ocean Boulevard
Hollywood, FL 33019

Richard Landon                            1,029,774                        14.54%
142 York Road
Delran, NJ 08075

Carla Seitz                                 782,707(4)                     11.05%
P.O. Box 2243
Mt. Pleasant, SC 29465

All executive officers and                3,235,210                        34.36%
directors as a group (5
persons)

------------

(1) Each stockholder's address is c/o Emtec, 817 East Gate Drive, Mount Laurel, New Jersey, unless otherwise indicated.

(2) As used herein, beneficial ownership means the sole or shared power to vote, or direct the voting of, a security, or the sole or shared power to invest or dispose, or direct the investment or disposition, of a security. Except as otherwise indicated, all persons named herein have
       (i) sole voting power and investment power with respect to their shares, except to the extent that authority is shared by spouses under applicable law and (ii) record and beneficial ownership with respect to their shares; also includes any shares issuable upon exercise of options or warrants that are currently exercisable or will become exercisable within 60 days of after the date of this proxy statement.

(3) Excludes 782,707 shares owned by Carla Seitz, Mr. Seitz's spouse. Mr. Seitz disclaims any beneficial interest in these shares.

(4) Excludes 995,746 shares owned by Ronald A. Seitz, Mrs. Seitz's spouse. Mrs. Seitz disclaims any beneficial ownership in these shares.

Compliance with Section 16(a) of the Exchange Act of 1934

         During fiscal 2001, our directors, officers and ten- percent stockholders were not required to file any forms with the SEC. Registration of our common stock under Section 12(g) of the Exchange Act is pending. As soon as our registration has been effectuated, Section 16(a) of the Exchange Act will require our directors and executive officers and persons who own beneficially more than 10% of our common stock to file reports of ownership and changes in ownership of such common stock with the SEC, and to file copies of such reports with us.

                             EXECUTIVE COMPENSATION

Summary Compensation Table

         The following table sets forth the aggregate compensation that we paid for services rendered to us in all capacities during our fiscal years ended March 31, 2001, 2000 and 1999 by our chief executive officer and by our other executive officers whose cash compensation exceeded $100,000 per year in any such year.

                           Summary Compensation Table


                                                                                    Long Term Compensation
                                                                --------------------------------------------------------------
                                Annual Compensation                               Awards              Payouts
                             ---------------------------                      ---------------------------------
                                                                                                        Long
                                                                                Restricted  Number      Term
    Name and         Fiscal                                     Other Annual       Stock      of      Incentive    All Other
Principal Position    Year        Salary           Bonus        Compensation      Awards    Options    Payouts   Compensation
------------------   ------       ------           -----        ------------    ----------  -------   ---------  ------------
John Howlett
  President and
  Chief              2001        $ 200,000         $54,000             --           --                     --     $13,724(1)
Executive            2000        $ 169,245         $50,000             --           --                     --
  Officer            1999        $ 140,396         $   --              --           --                     --

Ronald A. Seitz
  Executive Vice-    2001        $ 200,000         $54,000             --           --                     --     $ 6,944(1)
  President          2000        $ 169,076         $50,000             --           --                     --
                     1999        $ 140,396         $   --              --           --                     --

Sam Bhatt
-Vice President      2001        $  95,983         $ 9,826             --           --                     --     $  --
-Finance &
 Operations

-----------------

(1) Reflects employer contributions of $4,828 for life insurance premiums and $8,896 for disability insurance premiums.

(2)    Reflects employer contribution for life insurance premiums.

                   Stock Option Grants During Fiscal Year 2001

         The table below sets forth information concerning individual grants of stock options made during the fiscal year ended March 31, 2001 to the named executive officers in the Executive Compensation Summary.


                                  Percent of
                                     Total
                    Number          Options
                   of Shares        Granted
                   Underlying      Employees    Exercise or                       Grant Date
                    Options        in Fiscal     Base Price          Expiration     Present
Name                Granted           Year         (S/SH)               Date        Value(1)
----                -------           ----         ------               ----        --------
Sam Bhatt             5,000          2.2%           $  1               8/01/05       $ 0
R. Frank Jerd        15,000          6.61%          $  1               6/06/05       $ 0

------------------
(1) Present value is estimated on the date of grant.

         Set forth below is information with respect to unexercised options held by our executive officers to purchase our common stock:

                 Aggregated Option Exercises in Fiscal Year 2001
                        and Fiscal Year End Option Values

                                                Number of Unexercised
                      Number of             Securities Underlying Options      Value of Unexercised
                        Shares                    at March 31, 2001            In-the-Money Options
                      Acquired on    Value  ------------------------------  --------------------------
Name                   Exercise    Realized   Exercisable Unexercisable     Exercisable  Unexercisable
-------------------   -----------  --------   ----------- -------------     -----------  -------------
John P. Howlett........   --          $ 0             0           0          $      0         $ 0
Ronald A. Seitz........   --          $ 0       166,227           0          $107,216         $ 0
Sam Bhatt..............   --          $ 0         5,575      15,425          $      0         $ 0
R. Frank Jerd..........   --          $ 0        30,000           0          $      0         $ 0
                                                                             $      0         $ 0

           Compensation Committee Interlocks and Insider Participation

         Currently, there is no compensation committee. The members of the entire board deliberate and decide compensation. Neither Mr. Jerd nor Mr. Fishkin is or has been an employee or an officer of our company. Mr. Howlett is our Chairman, President and Chief Executive Officer, and Mr. Seitz is our Executive Vice President.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

         At March 31, 2001 and 2000, we owed an aggregate of $19,000 to relatives of our President. We made aggregate annual interest payments on the loan of $2,280 during each of the fiscal years 2001 and 2000. There are no other relationships or related party transactions of a nature required to be disclosed hereunder.

                                PERFORMANCE GRAPH

         The following graph illustrates the cumulative total shareholder return (rounded to the nearest whole dollar) of our common stock during the period from January 17, 2001 -- the date on which we acquired Emtec, Inc., a New Jersey corporation, and commenced our current business -- through March 31, 2001 and compares it to the cumulative total return on (i) the Nasdaq Composite Index and
(ii) the Peer Group Index (capitalization weighted). The comparison assumes a $100 investment on January 17, 2000 in our common stock and in each of the foregoing indices and assumes reinvestment of dividends, if any. This table is not intended to forecast future performance of our common stock.


                                   EMTEC, INC.
                           RELATIVE MARKET PERFORMANCE
                 TOTAL RETURN JANUARY 17, 2001 - MARCH 31, 2001

                                 [PERFORMANCE GRAPH]

                      EMTEC    NASDAQ COMPOSITE INDEX     PEER GROUP INDEX
---------------------------------------------------------------------------
Jan. 17, 2001        $100.00          100.00                  100.00
----------------------------------------------------------------------------
Mar. 31, 2001        $ 61.32          $68.60                 $ 85.21

(1) Graph assumes $100 invested on January 17, 2001 in the Company's Common Stock, the Nasdaq Composite Index and the Peer Group Index (capitalization weighted).

(2) Cumulative total return assumes reinvestment of dividends, if any.

(3) The Company has constructed a Peer Group Index consisting of other computer systems integrators that also provide information technology consulting services to their clients, including CompuCom Systems, Inc., Datatec Systems, Inc., Alphanet Solutions, Inc., Micros-to-Mainframes, Inc., Pomeroy Computer Resources, Inc., and TransNet Corporation. The Company believes that these companies most closely resemble the Company's business mix and that their performance is representative of the industry.

                              INDEPENDENT AUDITORS

         On March 22, 2001, we dismissed KPMG LLP as our independent auditor.

         KPMG's reports on our financial statements for each of our two fiscal years ended December 31, 2000 and 1999, respectively (collectively, the "prior fiscal years"), did not contain an adverse opinion or disclaimer of opinion, nor were such reports qualified or modified as to uncertainty, audit scope or accounting principles.

         Our dismissal of KPMG was unanimously approved by our board of directors.

         There were no disagreements between us and KPMG during either (i) the prior fiscal years, or (ii) the period January 1, 2001 through March 22, 2001 (the "interim period") on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement, if not resolved to the satisfaction of KPMG, would have caused KPMG to make reference to the subject matter of the disagreement in connection with its reports for the prior fiscal years.

         There were no "reportable events," as such term is defined in Item 304(A)(1)(v) of Regulation S-K, during either (i) the prior fiscal years or (ii) the interim period.

         We have engaged Baratz & Associates ("BA") as our independent auditor for our fiscal year ending March 31, 2001. We did not consult with BA during either the prior fiscal years or the interim period with respect to (i) either the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on our financial statements, or (ii) any matter that was either the subject of a disagreement or a reportable event. We expect representatives of Arthur Andersen to attend the annual meeting.

         The following table sets forth the aggregate fees incurred by us for the fiscal year ended December 31, 2000 to our principal auditing firm:

Annual Audit Fees.................................................... $63,500(1)
Financial Information Systems Design and Implementation Fees.........     --
All Other Fees.......................................................  15,000
                                                                      -------
Total................................................................ $78,500(1)
                                                                      =======

----------

(1) Includes $13,500 in fees paid to KPMG, LLP and an aggregate of $50,000 in fees paid to Baratz & Associates.

                STOCKHOLDER PROPOSALS FOR THE 2002 ANNUAL MEETING

         Under SEC rules, stockholders intending to present a proposal at the 2002 Annual Meeting and have it included in our proxy statement must submit the proposal in writing to Ronald A. Seitz, Executive Vice President, Emtec, Inc., 817 East Gate Drive, Mount Laurel, New Jersey 08054. We must receive the proposal no later than March 29, 2002.

                                                                      APPENDIX I

                                   EMTEC, INC.

                       2001 ANNUAL MEETING OF STOCKHOLDERS

           This Proxy is Solicited on Behalf of the Board of Directors

The undersigned hereby appoints John P. Howlett and Ronald A. Seitz as proxies, each with the power to appoint his substitute, and hereby authorizes them, and each of them, to vote all shares of common stock of Emtec, Inc. (the "Company") held of record by the undersigned at the 2001 Annual Meeting of Stockholders, to be held at the Radisson Hotel, Mount Laurel, 915 Route 73, Mount Laurel, New Jersey 08054, on Wednesday, August 22, 2001 at 10:00 a.m., or any adjournment or postponement thereof.

When properly executed, this proxy will be voted in the manner directed herein by the undersigned stockholder.

If no direction is given, this proxy will be voted "for" each of the proposals set forth on the reverse side

                 (Continued and to be Completed on Reverse Side)

[X]      Please mark
         your votes as
         indicated in
         this example

1.  Election of Directors              The nominees for the Board of Directors are:

                                       o   R. Frank Jerd for a three year term; and

                                       o   George F. Raymond for a one year term

         FOR All Nominees                       WITHHELD From All Nominees
         [   ]                                  [   ]


(To withhold authority to vote for any individual nominee, write the nominee's name in the space provided below.)

Exceptions:
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2. To transact such other business as may properly come before the meeting.


         Yes, I plan to attend the 2001 Annual Stockholders Meeting   [ ]

Please sign exactly as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by an authorized person.

Dated:                              , 2001
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         Signature

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         Signature

PLEASE SIGN, DATE AND RETURN THE PROXY CARD IN THE ENCLOSED ENVELOPE.